Income Taxes:	12 Months Ended
Dec. 31, 2012
Income Tax: [Abstract]
Income Taxes:
(13)	Income Taxes:

The provision for income tax expense (benefit) for the years ended December 31, 2012, 2011 and 2010 consisted of the following:

	2012	2011	2010
Current
Federal	$210	1,011	2,613
State	120	110	210

	330	1,121	2,823

Deferred
Federal	487	(637)	(210)
State	—	—	—

	487	(637)	(210)

	$817	484	2,613

Total income tax expense for the years ended December 31, 2012, 2011, and 2010 differed from the amounts computed by applying the federal income tax rate of 34 percent to income before income taxes as follows:

	2012	2011	2010
Expected federal income tax expense at statutory tax rate	$1,661	1,157	3,104
Effect of nontaxable interest income	(575)	(547)	(695)
Effect of nontaxable bank owned life insurance income	(136)	(107)	(117)
Effect of QSCAB credit	(220)	(220)	—
State taxes on income, net of federal benefit	79	73	139
Other tax credits	(64)	—	—
Non deductible expenses	72	128	182

Total income tax expense	$817	484	2,613

Effective rate	16.7%	14.2%	28.6%

The components of deferred taxes as of December 31, 2012, and December 31, 2011, are summarized as follows:

	2012	2011
Deferred tax assets:
Allowance for loan loss	$3,620	$3,829
Accrued expenses	297	679
Intangible amortization	1,365	1,534
AMT credit	110	—
Other real estate owned	34	—

	5,426	6,042

Deferred tax liabilities:
FHLB stock dividends	(787)	(787)
Unrealized gain on securities available for sale	(5,007)	(3,794)
Depreciation and amortization	(200)	(244)
Unearned loan cost and fees, net	—	(85)

	(5,994)	(4,910)

Net deferred tax asset (liability)	($568)	$1,132

The Small Business Protection Act of 1996, among other things, repealed the tax bad debt reserve method for thrifts effective for taxable years beginning after December 31, 1995. Thrifts may now only use the same tax bad debt reserve method that is allowed for commercial banks. Thrifts with assets greater than $500 million can no longer use the reserve method and may only deduct loan losses as they actually arise (i.e., the specific charge-off method).

The portion of a thrift’s tax bad debt reserve that is not recaptured (generally pre-1988 bad debt reserves) under the 1996 law is only subject to recapture at a later date under certain circumstances. These include stock repurchase redemptions by the thrift or if the thrift converts to a type of institution (such as a credit union) that is not considered a bank for tax purposes. However, no further recapture would be required if the thrift converted to a commercial bank charter or was acquired by a bank. The Bank does not anticipate engaging in any transactions at this time that would require the recapture of its remaining tax bad debt reserves. Therefore, retained earnings at December 31, 2012 and 2011 includes approximately $4,027,000 which represents such bad debt deductions for which no deferred income taxes have been provided.

No valuation allowance for deferred tax assets was recorded at December 31, 2012 and 2011 as management believes it is more likely than not that all of the deferred tax assets will be realized because they were supported by recoverable taxes paid in prior years. There were not unrecognized tax benefits during any of the reported periods. The Corporation files income tax returns in the U.S. federal jurisdiction. The Company is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2009.